EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2005


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-23651                  95-3539020
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  (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

             111 W. Ocean Blvd. 4th Floor,
                    Long Beach, CA                              90802
       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

     On July 27, 2005, FCG issued a press release announcing its financial results for the second quarter of 2005. The full text of this press release is furnished as Exhibit 99.1 to this report.

     Please note that the press release furnished with this report as Exhibit
99.1 contains a reference to non-GAAP financial information that is not prepared in accordance with GAAP as it excludes a non-cash tax valuation allowance recorded by FCG in the second quarter of 2005. FCG's management believes that the presentation of non-GAAP information may be useful to investors because FCG has historically provided this information and understands that some investors consider it in evaluating FCG's business. FCG's management also uses this non-GAAP information, along with the GAAP information, in evaluating FCG's business for these purposes. The non-GAAP results should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other proforma measures used by other companies.

     The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

     On July 27, 2005, FCG issued a press release announcing the signing of a five-year IT outsourcing agreement with Continuum Health Partners. The full text of this press release is furnished as Exhibit 99.2 to this report.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     Attached as Exhibit 99.1 to this report is FCG's press releases furnished under Item 2.02 of this report. Attached as Exhibit 99.2 to this report is FCG's press releases furnished under Item 7.01 of this report.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             First Consulting Group, Inc.



Date: July 27, 2005                    By:   /s/ Michael A. Zuercher
                                             -----------------------------------
                                             Michael A. Zuercher
                                             VP, General Counsel and Secretary